UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 3, 2009
___________

CROWDGATHER, INC.
(Exact name of registrant as specified in Charter)

Nevada	000- 52143	20-2706319
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2300 Ventura Blvd. Suite 330, Woodland Hills, California 91364
(Address of Principal Executive Offices)

(818) 435-2472
(Issuer Telephone number)

______________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Share Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Share Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Share Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 3, 2009, CrowdGather, Inc. (the “Registrant”) issued a press release to announce that the Registrant will present at the 2009 Rodman & Renshaw Annual Global Investment Conference. A copy of the release is attached as Exhibit 99.1. A copy of the Powerpoint presentation materials to be displayed in connection with the presentation is available to download on the Registrant’s website.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01  Financial Statements and Exhibits.
(d)           Exhibits

Exhibit Number	Description of Document

99.1	Press Release dated September 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWDGATHER, INC.

By:	/s/ Sanjay Sabnani
Sanjay Sabnani
Chief Executive Officer, President, Secretary and Director

Date: September 3, 2009